EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Texas Eastern Transmission, LP (“Texas Eastern”) on Form 10-Q for the period ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alan N. Harris, Group Vice President and Chief Financial Officer of Duke Energy Gas Transmission Services, LLC, General Partner of Texas Eastern, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Texas Eastern.

Date: August 9, 2004	/s/ Alan N. Harris
Alan N. Harris
Group Vice President and Chief Financial Officer
Duke Energy Gas Transmission Services, LLC
General Partner of Texas Eastern Transmission, LP